UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the securities exchange act of 1934

        Date of Report (Date of earliest event reported) October 8, 2001


                            MATTSON TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                             -----------------------

---------------------------------------------------------------------------

        Delaware                  0-21970                  77-0208119
     (State or other      (Commission File Number)        (IRS Employer
     jurisdiction of                                   Identification No.)
     incorporation)

---------------------------------------------------------------------------

                               2800 Bayview Drive,
                        Fremont, California 94538
           (Address of principal executive offices) (Zip Code)

---------------------------------------------------------------------------

    Registrant's telephone number, including area code (510) 657-5900



      (Former name or former address, if changed since last report)

Item 5.  Other Events

      On October 8, 2001, Mattson Technology (the "Company") issued a press release announcing that its founder, Brad Mattson, is retiring and has resigned as Chief Executive Officer of the Company. Brad Mattson relinquished his operating responsibilities but remains as Vice Chairman of the Company's Board of Directors and will continue to work with the Company on strategic issues. The Board of Directors appointed David Dutton, President of the Company's Plasma Division, as acting CEO until the Board appoints Mr. Mattson's successor.



Item 7.  Financial Statements and Exhibits

(c)   Exhibits

           99    Press Release dated October 8, 2001 is attached.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MATTSON TECHNOLOGY, INC.



Date:  October 17, 2001                By: /s/ Ludger Viefhues
                                          ------------------------------
                                          Ludger Viefhues
                                          Executive Vice President -- Finance
                                           and Chief Financial Officer

                                  EXHBIT INDEX





Exhibit No.    Description
-----------    -----------

   99          Press Release of Mattson Technology, Inc. dated October 8, 2001.